                           FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of March 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

A)   Information regarding distribution in respect of the Class A
     Certificates per $1,000 original certificate principal amount


     (1) The total amount of the distribution in respect of Class A
     Certificates, per $1,000 original certificate principal amount         3.91
                                                                        --------
     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
     original certificate principal amount                                  3.91
                                                                        --------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
     original certificate principal amount                                  0.00
                                                                        --------

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1) The amount of Class A Investor Charge Offs                         0.00
                                                                        --------

     (2) The amount of Class A Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate principal
     amount                                                                 0.00
                                                                        --------

     (3) The total amount reimbursed in respect of Class A Investor
     Charge Offs                                                            0.00
                                                                        --------

     (4) The amount set forth in paragraph 3 above, per $1,000
     original certificate principal amount                                  0.00
                                                                        --------

     (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
     Amount after giving effect to all transactions on such
     Distribution Date                                                      0.00
                                                                        --------

C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount         4.03
                                                                        --------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     original certificate principal amount                                  4.03
                                                                        --------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     original certificate principal amount                                  0.00
                                                                        --------

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

     (1) The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
     Invested Amount                                                        0.00
                                                                        --------

     (2) The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original certificate
     principal amount                                                       0.00
                                                                        --------

     (3) The total amount reimbursed in respect of such reductions in
     the Class B Invested Amount                                            0.00
                                                                        --------

     (4) The amount set forth in paragraph 3 above, per $1,000
     original certificate principal amount                                  0.00
                                                                        --------

     (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
     Amount after giving effect to all transactions on such
     Distribution Date                                                      0.00
                                                                        --------


                          Green Tree Financial Corporation, as Servicer

                          By:      /s/ Phyllis A. Knight
                             ------------------------------------------
                             Name:  Phyllis A. Knight
                             Title: Sr. Vice President and Treasurer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                 1,885,376,703.36
Removed Principal Receivables:                                                            0.00
Additional Principal Receivables:                                                         0.00
End of the Month Principal Receivables:                                       1,912,109,175.86
End of the Month Total Receivables:                                           1,912,109,175.86

Excess Funding Account Balance                                                            0.00
Aggregate Invested Amount (all Master Trust Series)                           1,739,100,000.00

End of the Month Transferor Amount                                               14,000,914.38

DELINQUENCIES AND LOSSES ---
                                                                                RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                          1,182,028.97
   61-90 Days Delinquent                                                            502,814.12
   90+ Days Delinquent                                                              935,531.11

   Total 30+ Days Delinquent                                                      2,620,374.20


Defaulted Accounts During the Month                                                 207,524.21


INVESTED AMOUNTS ---

Class A Initial Invested Amount                        212,400,000.00
Class B Initial Invested Amount                          9,600,000.00
Class C Initial Invested Amount                          3,600,000.00
Class D Initial Invested Amount                         14,400,000.00
INITIAL INVESTED AMOUNT                                                         240,000,000.00

Class A Invested Amount                                212,400,000.00
Class B Invested Amount                                  9,600,000.00
Class C Invested Amount                                  3,600,000.00
Class D Invested Amount                                 14,400,000.00
INVESTED AMOUNT                                                                 240,000,000.00

Class A Adjusted Invested Amount                       212,400,000.00
Class B Adjusted Invested Amount                         9,600,000.00
Class C Invested Amount                                  3,600,000.00
Class D Invested Amount                                 24,274,769.72
ADJUSTED INVESTED AMOUNT                                                        249,874,769.72

MONTHLY SERVICING FEE                                                               370,315.22

INVESTOR DEFAULT AMOUNT                                                              26,832.94


SERIES 1996-1 INFORMATION

SERIES 1996-1 ALLOCATION PERCENTAGE                                                      13.80%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                                            1,782,385.40
SERIES 1996-1 UNREIMBURSED CHARGE-OFFS                                                    0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                             28,638.84
SERIES 1996-1 MONTHLY FEES                                                          370,315.22
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                                    62,740,460.64
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                                          9,994,990.79
FLOATING ALLOCATION PERCENTAGE                                                           13.25%


INVESTOR FINANCE CHARGE COLLECTIONS                                               1,351,039.61
INVESTOR DEFAULT AMOUNT                                                              26,832.94
PRINCIPAL ALLOCATION PERCENTAGE                                                          13.25%
AVAILABLE PRINCIPAL COLLECTIONS                                                  48,505,285.07

CLASS A FLOATING ALLOCATION                                                              11.27%
CLASS A REQUIRED AMOUNT                                                                   0.00%

CLASS B FLOATING ALLOCATION                                                               0.51%
CLASS B REQUIRED AMOUNT                                                                   0.00%

CLASS C FLOATING ALLOCATION                                                               0.19%
CLASS D FLOATING ALLOCATION                                                               1.29%

TOTAL EXCESS SPREAD                                                                 451,395.23

YIELD AND BASE RATE---

Base Rate (Current Month)                                        6.76%
Base Rate (Prior Month)                                          6.76%
Base Rate (Two Months Ago)                                       6.91%
THREE MONTH AVERAGE BASE RATE                                                             6.76%

Series Adjusted Portfolio Yield (Current Month)                  7.85%
Series Adjusted Portfolio Yield (Prior Month)                   10.94%
Series Adjusted Portfolio Yield (Two Months Ago)                 8.91%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                             9.23%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                             11.27%
   Class A Principal Collections                        41,193,644.74

CLASS B PRINCIPAL PERCENTAGE                                                              0.51%
   Class B Principal Collections                         1,861,859.65

CLASS C PRINCIPAL PERCENTAGE                                                              0.19%
   Class C Principal Collections                           698,197.37

CLASS D PRINCIPAL PERCENTAGE                                                              1.29%
   Class D Principal Collections                         4,751,583.31

AVAILABLE PRINCIPAL COLLECTIONS                         48,505,285.07

REALLOCATED PRINCIPAL COLLECTIONS                                                        $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                                        $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                        $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                  $0.00
Deficit Controlled Accumulation Amount                          $0.00
CONTROLLED DEPOSIT AMOUNT                                                                $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                        $0.00


SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                 $48,532,118.02
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                             $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                       $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                             $0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                             $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                  $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                   $0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                   $0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                   $0.00


                          Green Tree Financial Corporation, as Servicer

                          By:      /s/ Phyllis A. Knight
                             ------------------------------------------
                             Name:  Phyllis A. Knight
                             Title: Sr. Vice President and Treasurer